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                                                                   EXHIBIT 10.23

                             PEDIATRIX MEDICAL GROUP

                      AMENDED AND RESTATED CREDIT AGREEMENT



                      Originally Dated as of June 27, 1996
                 As Amended and Restated as of November 1, 2000
                  As Amended and Restated as of August 14, 2001


                                 Amendment No. 1

                           Dated as of August 29, 2001





                      FLEET NATIONAL BANK, Agent and Lender
                 FIRSTAR BANK N.A., Syndication Agent and Lender
                      [HSBC BANK USA], ________ and Lender
                        FLEET SECURITIES, INC., Arranger


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            AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT

         This Agreement, dated as of August 29, 2001 (this "Agreement"), is among Pediatrix Medical Group, Inc., a Florida corporation, the Material Related Entities of Pediatrix Medical Group, Inc. from time to time party hereto, and the Lenders from time to time party hereto including Fleet National Bank, formerly known as The First National Bank of Boston, both in its capacity as a Lender and in its capacity as an Agent, Firstar Bank N.A., both in its capacity as a Lender and in its capacity as Syndication Agent, and [HSBC Bank USA], both in its capacity as a Lender and in its capacity as _________. The parties agree as follows:

         1. Credit Agreement; Definitions. This Agreement amends the Credit Agreement originally dated as of June 27, 1996 and amended and restated as of November 1, 2000 and as further amended and restated as of August 14, 2001 among the parties hereto (as in effect prior to giving effect to this Agreement, the "Credit Agreement"). Terms defined in the Credit Agreement as amended hereby (the "Amended Credit Agreement") and not otherwise defined herein are used with the meaning so defined.

         2. Reference to Assignment. Reference is hereby made to the Assignment and Acceptance (the "Assignment") dated as of even date herewith between Fleet National Bank, in its capacity as a Lender under the Credit Agreement, and [HSBC Bank USA]. The assignment and assumption referred to in the Assignment is acknowledged to have occurred simultaneously herewith. The Amended Credit Agreement reflects such assignment and assumption.

         3. Amendment of Credit Agreement. Effective upon the date all the conditions set forth in Section 5 hereof are satisfied (the "Amendment Date"), which conditions must be satisfied no later than the date provided therein, the Credit Agreement is amended as follows:

                  3.1. Amendment of Section 1.125. The definition of "Required Lenders" in Section 1.125 of the Credit Agreement is amended to read in its entirety as follows:

                           1.125. "Required Lenders" means, with respect to any
                  approval, consent, modification, waiver or other action to be taken by the Agent or the Lenders under either Loan which requires action by the Required Lenders, such Lenders as own at least 66 2/3% of the Percentage Interests of such Loan; provided, however, that with respect to any matters referred to in the provisos to Section 11.6, Required Lenders means such Lenders as own at least the respective portions of the Percentage Interests of the relevant Loan required by Section 11.6.

                  3.2. Amendment of Section 6.5.3. Section 6.5.3 of the Credit Agreement is amended to read in its entirety as follows:

                  6.5.3 Consolidated Net Worth. On the last day of each fiscal quarter of the Company and its Related Entities, Consolidated Net Worth shall equal at least the sum of (a) $386,389,971, plus (b) Net Equity Proceeds, plus (c) 50% of Consolidated Net Income (if


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         positive) for each fiscal quarter of the Company ending after the
         Initial Closing Date.

                  3.3. Amendment of Section 11.1. Section 11.1 of the Credit Agreement is amended by replacing the table set forth therein with the following table:

                                                                                            Percentage Interest
                                                                 Maximum Principal           of Revolving Loan
                                                                     Amount of              and Letter of Credit
                                                                  Revolving Loan                  Exposure
                                                                 -----------------          --------------------
         Fleet National Bank                                      $   30,000,000                   30.00%
         Firstar Bank N.A                                             25,000,000                   25.00
         [HSBC Bank USA]                                              25,000,000                   25.00
         UBS AG, Stamford Branch                                      15,000,000                   15.00
         The International Bank of Miami, N.A                          5,000,000                    5.00
                                                                  --------------                 --------

                  Total                                           $  100,000,000                  100.00%
                                                                  ==============                 ========


         4. Representations and Warranties. Each of the Obligors jointly and severally represents and warrants as follows:

                  4.1. Legal Existence, Organization. Each of the Obligors is duly organized and validly existing and in good standing under the laws of the jurisdiction of its organization, with all power and authority, corporate, limited liability company, partnership or otherwise, necessary (a) to enter into and perform this Agreement and the Amended Credit Agreement and (b) to own its properties and carry on the business now conducted or proposed to be conducted by it. Each of the Obligors has taken all corporate, limited liability company, partnership or other action required to make the provisions of this Agreement and the Amended Credit Agreement the valid and enforceable obligations they purport to be.

                  4.2. Enforceability. Each of the Obligors has duly authorized, executed and delivered this Agreement. Each of this Agreement and the Amended Credit Agreement is the legal, valid and binding obligation of each of the Obligors and is enforceable against the Obligors in accordance with its terms.

                  4.3. No Legal Obstacle to Agreements. Neither the execution, delivery or performance of this Agreement, nor the performance of the Amended Credit Agreement, nor the consummation of any other transaction referred to or contemplated by this Agreement, nor the fulfillment of the terms hereof or thereof, has constituted or resulted in or will constitute or result in:

                  (a) any breach or termination of any agreement, instrument, deed or lease to which any Obligor is a party or by which it is bound, or of the Charter or By-laws of any Obligor;


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                  (b)      the violation of any law, judgment, decree or
         governmental order, rule or regulation applicable to any Obligor;

                  (c) the creation under any agreement, instrument, deed or lease of any Lien (other than Liens on the Credit Security which secure the Credit Obligations) upon any of the assets of the Obligors; or

                  (d) any redemption, retirement or other repurchase obligation of any Obligor under any Charter, By-law, agreement, instrument, deed or lease.

         No approval, authorization or other action by, or declaration to or filing with, any governmental or administrative authority or any other Person is required to be obtained or made by the Obligors in connection with the execution, delivery and performance of this Agreement or the performance of the Amended Credit Agreement, or the consummation of the transactions contemplated hereby or thereby.

                  4.4. Defaults. Immediately before and after giving effect to the amendments set forth in Section 2 hereof, no Default will exist.

                  4.5. Incorporation of Representations and Warranties. The representations and warranties set forth in Section 7 of the Amended Credit Agreement are true and correct on the date hereof as if originally made on and as of the date hereof.

         5. Conditions. The effectiveness of this Agreement shall be subject to the satisfaction of the following conditions, which conditions must be satisfied no later than _______ __, 2001 or this Agreement shall terminate:

                  5.1. Notes. The Borrowers shall have duly authorized, executed and delivered to the Agent Notes for each Lender.

                  5.2. Legal Opinion. On the Amendment Date, the Lenders shall have received from Greenberg Traurig, P.A., counsel for the Company and its Subsidiaries, their opinion with respect to the transactions contemplated by this Agreement, which opinion shall be in form and substance satisfactory to the Lenders. The Company and its Subsidiaries authorize and direct their counsel to furnish the foregoing opinion.

                  5.3. Officer's Certificate. The representations and warranties of the Obligors set forth or incorporated by reference herein shall be true and correct as of the Amendment Date as if originally made on and as of the Amendment Date; no Default shall have occurred on or prior to the Amendment Date; and the Agent shall have received a certificate to these effects signed by a Financial Officer in the event the Amendment Date occurs after the date hereof.

                  5.4. Payment of Agent's Fees and Expenses. The Company shall have paid to the Agent (a) for the account of the Lenders, an amendment fee in an amount equal to ___% of the respective Commitments of the Lenders and (b) the reasonable legal fees and expenses of the Agent with respect to this Agreement and the transactions contemplated hereby.


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                  5.5.     Proper Proceedings. This Agreement, each other Credit
         Document and the transactions contemplated hereby and thereby shall have been authorized by all necessary proceedings of each Obligor and any of their respective Affiliates party thereto. All necessary consents, approvals and authorizations of any governmental or administrative agency or any other Person with respect to any of the transactions contemplated hereby or by any other Credit Document shall have been obtained and shall be in full force and effect. The Agent shall have received copies of all documents, including certificates, records of corporate, limited liability company, partnership or other proceedings and opinions of counsel, which the Agent may have reasonably requested in connection therewith, such documents where appropriate to be certified by proper corporate, limited liability company, partnership or governmental authorities.

         6. Certain Calculations. Amounts in respect of interest, commitment fees, Letter of Credit fees and other amounts payable under the Amended Credit Agreement shall be payable in accordance with the terms of the Credit Agreement as in effect prior to giving effect to the amendments provided in Section 3 hereof for periods prior to the Amendment Date and in accordance with the Amended Credit Agreement for periods from and after the Amendment Date.

         7. Further Assurances. Each of the Obligors will, promptly upon the request of the Agent from time to time, execute, acknowledge, deliver, file and record all such instruments and notices, and take all such other action, as the Agent deems necessary or advisable to carry out the intent and purposes of this Agreement.

         8. General. The Amended Credit Agreement and all of the Credit Documents are each confirmed as being in full force and effect. This Agreement, the Amended Credit Agreement, the Assignment and the other Credit Documents referred to herein or therein constitute the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior and current understandings and agreements, whether written or oral. Each of this Agreement and the Amended Credit Agreement is a Credit Document and may be executed in any number of counterparts, which together shall constitute one instrument, and shall bind and inure to the benefit of the parties and their respective successors and assigns, including as such successors and assigns all holders of any Credit Obligation. This Agreement shall be governed by and construed in accordance with the laws (other than the conflict of law rules) of The Commonwealth of Massachusetts.

               [The remainder of this page is intentionally blank]


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         Each of the undersigned has caused this Agreement to be executed and delivered by its duly authorized officer as an agreement under seal as of the date first above written.

                           PEDIATRIX MEDICAL GROUP, INC. (Florida)


                           By:  /s/ Karl B. Wagner
                                -------------------------------------------
                                    Karl B. Wagner, Chief Financial Officer


                           ALASKA NEONATOLOGY ASSOCIATES, INC.
                           AUGUSTA NEONATOLOGY ASSOCIATES, P.C.
                           DES MOINES PERINATAL CENTER, P.C.
                           FOOTHILL MEDICAL GROUP, INC.
                           FORT WORTH NEONATAL ASSOCIATES, P.A.
                           OBSTETRIX MEDICAL GROUP OF CALIFORNIA, A
                                PROFESSIONAL CORPORATION
                           MAGELLA HEALTHCARE GROUP, L.P.
                           MAGELLA MEDICAL ASSOCIATES, P.A.
                           MAGELLA MEDICAL ASSOCIATES OF GEORGIA, P.C.
                           MAGELLA MEDICAL ASSOCIATES MIDWEST, P.C.
                           MAGELLA MEDICAL GROUP, INC. (d/b/a MAGELLA
                                MEDICAL GROUP, A MEDICAL CORPORATION)
                           MAGELLA NEVADA, LLC
                           MAGELLA TEXAS, LLC
                           MARCIA J. PERNOLL, M.D. PROF. CORP. d/b/a OBSTETRIX
                                MEDICAL GROUP OF NEVADA, LTD.
                           MOUNTAIN STATES NEONATOLOGY, INC.
                           NEONATAL AND PEDIATRIC INTENSIVE CARE
                                MEDICAL GROUP, INC.
                           NEONATOLOGY ASSOCIATES, P.A.
                           NEONATOLOGY-CARDIOLOGY ASSOCIATES, P.A.
                           NEWBORN SPECIALISTS, P.C.
                           OBSTETRIX MEDICAL GROUP OF COLORADO, P.C.
                           OBSTETRIX MEDICAL GROUP OF KANSAS AND
                                MISSOURI, P.A.
                           OBSTETRIX MEDICAL GROUP OF TEXAS, P.A.
                           OZARK NEONATAL ASSOCIATES, INC.


                           By:  /s/ Karl B. Wagner
                                -------------------------------------------
                                    Karl B. Wagner, Attorney-in-Fact

                           PEDIATRIX MEDICAL GROUP OF ARKANSAS, P.A.
                           PEDIATRIX MEDICAL GROUP OF CALIFORNIA, A
                                PROFESSIONAL CORPORATION
                           PEDIATRIX MEDICAL GROUP OF COLORADO, P.C.
                           PEDIATRIX MEDICAL GROUP OF GEORGIA, P.C.
                           PEDIATRIX MEDICAL GROUP OF INDIANA, P.C.
                           PEDIATRIX MEDICAL GROUP OF KANSAS, P.A.
                           PEDIATRIX MEDICAL GROUP OF MISSOURI, P.C.
                           PEDIATRIX MEDICAL GROUP OF OKLAHOMA, P.C.
                           PEDIATRIX MEDICAL GROUP OF PENNSYLVANIA, P.C. PEDIATRIX MEDICAL GROUP OF PUERTO RICO, P.S.C. PEDIATRIX MEDICAL GROUP OF TEXAS, P.A. PEDIATRIX MEDICAL GROUP NEONATOLOGY AND
                                PEDIATRIC INTENSIVE CARE SPECIALISTS
                                OF NEW YORK, P.C.
                           PEDIATRIX MEDICAL GROUP
                           PEDIATRIX OF MARYLAND, P.A.
                           PERINATAL PEDIATRICS, P.A.
                           PERNOLL MEDICAL GROUP OF NEVADA, LTD.
                                d/b/a PEDIATRIX MEDICAL GROUP OF NEVADA
                           SAVANNAH NEONATOLOGY, INC.
                           ST. JOSEPH NEONATOLOGY CONSULTANTS, P.A.
                           TEXAS MATERNAL FETAL MEDICINE, P.A.


                           By:  /s/ Karl B. Wagner
                                ----------------------------------
                                   Karl B. Wagner, Attorney-in-Fact



                           PEDIATRIX MEDICAL GROUP OF OHIO CORP.


                           By:  /s/ Karl B. Wagner
                                ----------------------------------
                                   Karl B. Wagner, Secretary


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                           ASSOCIATES IN NEONATOLOGY, INC.
                           BNA ACQUISITION COMPANY, INC.
                           CENTRAL OKLAHOMA NEONATOLOGY
                                ASSOCIATES, INC.
                           FLORIDA REGIONAL NEONATAL ASSOCIATES, P.A.
                           GNPA ACQUISITION COMPANY, INC.
                           MAGELLA HEALTHCARE CORPORATION
                           MNPC ACQUISITION COMPANY, INC.
                           NACF ACQUISITION COMPANY, INC.
                           NEONATAL SPECIALISTS, LTD.
                           NSPA ACQUISITION COMPANY, INC.
                           OBSTETRIX MEDICAL GROUP OF ARIZONA, P.C.
                           OBSTETRIX MEDICAL GROUP OF DELAWARE, INC.
                           OBSTETRIX MEDICAL GROUP OF PENNSYLVANIA, P.C. OBSTETRIX MEDICAL GROUP OF PHOENIX, P.C. OBSTETRIX MEDICAL GROUP OF
                                WASHINGTON, INC., P.S.
                           OBSTETRIX MEDICAL GROUP, INC.
                           PALM BEACH NEO ACQUISITIONS, INC.
                           PASCV ACQUISITION COMPANY, INC.
                           PEDIATRIX MEDICAL GROUP OF DELAWARE, INC.
                           PEDIATRIX MEDICAL GROUP OF FLORIDA, INC.
                           PEDIATRIX MEDICAL GROUP OF NEW MEXICO, P.C.
                           PEDIATRIX MEDICAL GROUP OF SOUTH CAROLINA, P.A. PEDIATRIX MEDICAL GROUP OF TENNESSEE, P.C. PEDIATRIX MEDICAL GROUP OF WASHINGTON, INC., P.S. PEDIATRIX MEDICAL GROUP, INC. (Utah)
                           PEDIATRIX MEDICAL GROUP, P.A.
                           PEDIATRIX MEDICAL GROUP, P.C. (Virginia)
                           PEDIATRIX MEDICAL GROUP, P.C. (West Virginia)
                           PMG ACQUISITION CORP.
                           PNA ACQUISITION CO., INC.
                           RPNA ACQUISITION COMPANY, INC.
                           SCPMC ACQUISITION CO.
                           SNCA ACQUISITION COMPANY, INC.


                           By:  /s/ Karl B. Wagner
                                ----------------------------------
                                   Karl B. Wagner, Treasurer


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                           FLEET NATIONAL BANK


                           By /s/ Thomas Farley, Jr.
                                ----------------------------------
                                   Thomas Farley, Jr.
                                   Group Manager

                           FIRSTAR BANK N.A.


                           By:  /s/ L. Alec Blanc III
                                ----------------------------------
                                Name:    L. Alec Blanc III
                                Title:   Sr. Vice President


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                UBS AG, STAMFORD BRANCH


                By:  /s/ Wilfred V. Saint
                     ---------------------------------------------------------
                     Name:    Wilfred V. Saint
                     Title:   Associate Director Banking Products Services, US




                By:  /s/ Susan Brunner
                     ---------------------------------------------------------
                     Name:    Susan Brunner
                     Title:   Associate Director, Banking Products, US


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                           THE INTERNATIONAL BANK OF MIAMI, N.A.


                           By:  /s/ Eduardo Hornero
                                ----------------------------------
                                   Name: Eduardo Hornero
                                   Title:   Vice President


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                           [HSBC BANK USA]


                           By:  /s/ John A. Kaiser
                                ----------------------------------
                                   Name: John A. Kaiser
                                   Title:   Senior Vice President